VOYAGEUR MUTUAL FUNDS III

Delaware Select Growth Fund
Institutional Class
(the "Fund")

Supplement to the Fund's Prospectus dated June 30, 2004

The following replaces the information in the section entitled "What are the Fund's main investment strategies?" under the heading "Profile: Delaware Select Growth Fund" on page 2 of the prospectus:

What are the Fund's main investment strategies? We invest primarily in common stocks of companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. We consider companies of any size or market capitalization. Using a bottom up approach, we seek to select securities we believe have large-end market potential or dominance of a profitable niche market, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. We also consider a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

The following replaces the information in the section entitled "Our investment strategies" under the heading "How we manage the Fund" on page 5 of the prospectus:

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Specifically, we look for structural changes in the economy, industry or product cycle changes, or changes in management, targeting those companies that can best capitalize on such changes. The following is a description of how the portfolio managers pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience accelerated earnings and sustainable free cash flow growth. Using a bottom up approach, we look for companies that:

    have large-end market potential or dominance of a profitable niche market, dominant business models and strong free cash flow generation;

    demonstrate operational and scale efficiencies;

    have demonstrated expertise for capital allocation; and

    have clear shareholder oriented governance and compensation policies.

All of these factors give us insight into the outlook for a company, helping us to identify companies poised for accelerated earnings and sustainable free cash flow growth. We believe that accelerated earnings and sustainable free cash flow growth, if they occur, may result in price appreciation for the company's stock.

We maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The following replaces the information in the section entitled "The securities we typically invest in" under the heading "How we manage the Fund" on page 6 of the prospectus:

The securities we typically invest in

Stocks offer investors the potential for capital appreciation and may pay dividends as well.

Securities	How we use them
Common stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation's profits and losses, proportionate to the number of shares they own.

We invest at least 65% of the Fund's total assets in equity securities (including common stocks, preferred stocks, convertible securities and warrants or rights). Generally, however, we invest 90% to 100% of net assets in common stock. We may invest in companies of any size.

Repurchase agreements: An agreement between a buyer of securities, such as the Fund, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, we use repurchase agreements as a short-term investment for the Fund's cash position. In order to enter into these repurchase agreements, the Fund must have collateral of 102% of the repurchase price. The Fund will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities.

Restricted securities: Privately placed securities whose resale is restricted under securities law.

We may invest in privately placed securities including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule 144A Securities. Restricted securities that are determined to be illiquid may not exceed the Fund's 15% limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready market and cannot be easily sold, within seven days, at approximately the price that a fund has valued them.	We may invest up to 15% of the Fund's net assets in illiquid securities.

The Fund may also invest in other securities including futures, options, debt securities of government or corporate issuers and investment company securities. The Fund may invest up to 10% of net assets in foreign securities including, but not limited to, American Depositary Receipts and Global Depositary Receipts; however, the manager has no present intention to do so. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions, though the Fund normally does not do so. The Fund will not purchase new securities if borrowing exceeds 5% of net assets.

Temporary defensive positions For temporary defensive purposes, the Fund may hold all of its assets in high quality fixed-income securities, cash or cash equivalents. To the extent that the Fund holds these securities, it may be unable to achieve its investment objective.

Portfolio turnover It is possible that the Fund's annual portfolio turnover could be greater than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year, if for example, the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

The following replaces the information in the section entitled "Portfolio managers" under the heading "Who manages the Fund" on page 8 of the prospectus:

Portfolio managers

Jeffrey S. Van Harte, Christopher J. Bonavico, Kenneth F. Broad, Patrick G. Fortier and Daniel J. Prislin have primary responsibility for making day-to-day investment decisions for the Fund. Messrs. Van Harte, Bonavico, Broad, Fortier and Prislin assumed responsibility for the Fund in May 2005.

Jeffrey S. Van Harte, Chief Investment Officer - Focus Growth, was most recently a principal and executive vice president at Transamerica Investment Management, LLC. Mr. Van Harte was the lead manager of the Transamerica Large Cap Growth strategy and managed portfolios in that discipline for over 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte, who also managed institutional separate accounts and sub-advised funds, received his bachelor's degree in finance from California State University at Fullerton and is a CFA charterholder.

Christopher J. Bonavico, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. Mr. Bonavico also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware and is a CFA charterholder.

Kenneth F. Broad, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 2000, Mr. Broad was a portfolio manager with The Franklin Templeton Group and was a consultant in the Business Valuation and Merger & Acquisition Group at KPMG Peat Marwick. Mr. Broad received his M.B.A. from the University of California at Los Angeles and bachelor's degree in economics from Colgate University, and is a CFA charterholder.

Patrick G. Fortier, Vice President/Portfolio Manager, joined Delaware Investments as a portfolio manager on the Focus Growth team. He spent five years as a portfolio manager at Transamerica Investment Management, LLC. Before joining Transamerica in 2000, he worked for OLDE Equity Research, Detroit, as a sell-side equity analyst, focusing on commodity research, particularly in the oil/energy area. Mr. Fortier received his bachelor's degree in finance from the University of Kentucky and is a CFA charterholder and a member of the Security Analysts of San Francisco.

Daniel J. Prislin, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was an assistant portfolio manager with The Franklin Templeton Group. Mr. Prislin received his M.B.A. and bachelor's degree in business administration from the University of California, Berkeley and is a CFA charterholder.

The SAI for the Fund provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of other securities in the Fund.

The following information is added as the seventh bullet point in the section entitled "Investing in the Fund" under the heading "About your account" on page 10 of the prospectus:

    Until April 1, 2006, investors who were formerly shareholders of "I" shares (or a similar class of shares that is limited to certain institutional or high net worth investors and does not carry a sales charge or Rule 12b-1 fee) of another fund that was managed by investment professionals who are currently portfolio managers at Delaware Management Company.

The following information is added as the second paragraph in the section entitled "Exchanges" under the heading "About your account" on page 12 of the prospectus:

The following limitation on exchanges applies only to those investors who were formerly shareholders of "I" shares (or a similar class of shares that is limited to certain institutional or high net worth investors and does not carry a sales charge or Rule 12b-1 fee) of another fund that was managed by investment professionals who are currently portfolio managers at Delaware Management Company and who purchased their shares on or before April 1, 2006. These investors may exchange all or part of their institutional shares of Delaware Select Growth Fund only for shares of the same class in another Delaware Investments Fund that are specifically available for purchase by these individuals as stated in the Fund's prospectus.

This Supplement is dated May 3, 2005.